UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2024

INDIE SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 608-0854

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Notes Offering

On December 6, 2024, indie Semiconductor, Inc. (the “Company”) completed its previously announced private offering of 3.50% Convertible Senior Notes due 2029. The Notes were sold under a purchase agreement (the “Purchase Agreement”), dated as of December 3, 2024, entered into by and between the Company and Deutsche Bank Securities Inc., as representative of the several initial purchasers named therein (collectively the “Initial Purchasers”) pursuant to which the Company agreed to sell $190,000,000 aggregate principal amount of 3.50% Convertible Senior Notes due 2029 (the “Initial Notes”). The Company also agreed to grant an option, during a 13-day period beginning on, and including, the date on which the notes are first issued (the “Option”) to the Initial Purchasers to purchase all or part of an additional $28,500,000 aggregate principal amount of 3.50% Convertible Senior Notes due 2029 (the “Additional Notes” and, together with the Initial Notes, the “Notes”). On December 5, 2024, the Initial Purchasers exercised the Option in full, bringing the total aggregate principal amount for the Notes to $218,500,000.

Indenture

The Notes were issued pursuant to an Indenture, dated December 6, 2024, (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Indenture (which includes the Form of 3.50% Convertible Senior Notes due 2029 filed as Exhibit 4.2 hereto) is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

The Notes bear interest at a rate of 3.50% per annum from and including December 6, 2024, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2025. The Notes will mature on December 15, 2029, unless earlier repurchased, redeemed or converted in accordance with their terms.

The Notes will be convertible into cash, shares of the Company’s Class A common stock, par value $0.0001 per share (“common stock”), or a combination of cash and shares of common stock, at the Company’s election, at an initial conversion rate of 194.6188 shares of common stock per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $5.14 per share of common stock. The initial conversion price of the Notes represents a premium of approximately 27.5% to the $4.03 per share last reported sale price of the common stock on The Nasdaq Capital Market on December 3, 2024. The conversion rate will be subject to adjustment upon the occurrence of certain specified events, but will not be adjusted for any accrued and unpaid interest, except under the limited circumstances described in the Indenture. In addition, upon the occurrence of a “Make-Whole Fundamental Change” (as defined in Section 1.01 of the Indenture) prior to the maturity date, or if the Company delivers a notice of redemption, the Company will, in certain circumstances, increase the conversion rate by a number of additional shares of common stock (not to exceed 248.1399 shares of common stock per $1,000 principal amount of the Notes, subject to adjustment in the same manner as the conversion rate) for Notes that are converted in connection with such Make-Whole Fundamental Change or for notes called (or deemed called) for redemption that are converted in connection with such notice of redemption.

The Notes are convertible at the option of the holders (in whole or in part) at any time prior to the close of business on the business day immediately preceding September 15, 2029 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2025 (and only during such calendar quarter), if the last reported sale price of the common stock, as determined by the Company, for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the “Trading Price” (as defined in Section 1.01 of the Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of common stock and the conversion rate on each such trading day; (3) if the Company calls such Notes for redemption, at any time prior to the close of business on the second scheduled trading day prior to the redemption date, but only with respect to the Notes called (or deemed called) for redemption; or (4) upon the occurrence of certain corporate events as specified in the Indenture. On or after September 15, 2029 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or a portion of their Notes, in multiples of $1,000 principal amount, at any time, regardless of the foregoing circumstances. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock, at the Company’s election, in amounts determined in the manner set forth in the Indenture.

The Notes are not redeemable at the Company’s option prior to December 20, 2027. The Company may redeem for cash all or any portion of the Notes (subject to a partial redemption limitation), at the Company’s option, on or after December 20, 2027 if the last reported sale price of the common stock, as determined by the Company, has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If the Company redeems fewer than all the outstanding Notes, at least $50 million aggregate principal amount of Notes must be outstanding and not subject to redemption as of the relevant redemption notice date. No sinking fund is provided for the Notes.

Upon the occurrence of a “Fundamental Change” (as defined in Section 1.01 of the Indenture), subject to certain conditions and certain limited exceptions, holders may require the Company to repurchase for cash all or any portion of their Notes in principal amounts of $1,000 or an integral multiple thereof at a fundamental change repurchase price in cash equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Notes are senior unsecured obligations of the Company and rank: (i) senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes; (ii) equal in right of payment to any existing and future unsecured indebtedness of the Company (including the Company’s 4.50% Convertible Senior Notes due 2027) that is not so subordinated; (iii) effectively junior in right of payment to any future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness; and (iv) structurally junior to all existing and future indebtedness and other liabilities of the Company’s subsidiaries (including trade payables).

The Indenture contains customary terms and covenants, including that upon certain events of default, including cross-acceleration to certain other indebtedness of the Company and its subsidiaries, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes and accrued and unpaid interest, if any, on all the Notes immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company or any of its significant subsidiaries (as defined in Article 1, Rule 1-02 of Regulation S-X), the principal amount of the Notes together with accrued and unpaid interest, if any, thereon will automatically become and be immediately due and payable.

The Notes and the shares of the Company’s common stock issuable upon conversion of the Notes, if any, do not have the benefit of any registration rights. The Notes will not be listed on any securities exchange.

The above description of the Notes and the Indenture is a summary only and is qualified in its entirety by reference to the text of the Indenture and the Form of 3.50% Convertible Senior Notes due 2029, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

On December 3, 2024, in connection with the pricing of the Notes, the Company entered into privately negotiated capped call transactions (the “Base Capped Call Transactions”) with each of Deutsche Bank AG, London Branch, through its agent Deutsche Bank Securities Inc., Mizuho Markets Americas LLC, with Mizuho Securities USA LLC acting as agent, Royal Bank of Canada, represented by RBC Capital Markets, LLC as its agent, The Bank of Nova Scotia, UBS AG, London Branch, represented by UBS Securities LLC as its agent, and Wells Fargo Bank, National Association (the “Option Counterparties”). In addition, on December 5, 2024, in connection with the Initial Purchasers’ exercise of the Option in full, the Company entered into additional capped call transactions (the “Additional Capped Call Transactions” and, together with the Base Capped Call Transactions, the “Capped Call Transactions”) with each of the Option Counterparties. The Capped Call Transactions cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the Notes, the aggregate number of shares of the Company’s common stock that initially underlie the Notes, and are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any cash payments the Company may be required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Capped Call Transactions. The cap price of the Capped Call Transactions is initially $8.06 per share, which represents a premium of 100% over the last reported sale price of the Company’s common stock on The Nasdaq Capital Market on December 3, 2024. The cost of the Capped Call Transactions was approximately $23.4 million.

The Capped Call Transactions are separate transactions, each entered into by the Company and the applicable Option Counterparty, and are not part of the terms of the Notes and will not change any holder’s rights under the Notes or the Indenture. Holders of the Notes will not have any rights with respect to the Capped Call Transactions.

The above description of the Capped Call Transactions is a summary only and is qualified in its entirety by reference to the text of the form of confirmation for the Capped Call Transactions, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The Notes were offered and sold to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for initial resale by the Initial Purchasers to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Initially, a maximum of 54,218,569 shares of common stock may be issued upon conversion of the Notes, assuming full physical settlement and based on the initial maximum conversion rate of 248.1399 shares of common stock per $1,000 principal amount of Notes, which is subject to customary adjustments.

The offer and sale of the Notes and the shares of common stock, if any, issuable upon conversion of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 8.01.  Other Events.

On December 3, 2024, the Company issued a press release announcing that it had priced an offering of $190 million aggregate principal amount of Convertible Senior Notes due 2029.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” (within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements include, but are not limited to, statements regarding our future business and financial performance and prospects and other statements identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the anticipated results or other expectations expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements in this Current Report on Form 8-K, which information set forth herein speaks only as of the date hereof. The Company does not undertake, and it expressly disclaims, any intention or obligation to update any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law. A list and description of risks, uncertainties and other factors that could cause or contribute to differences in the Company’s results can be found in its filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings. The Company qualifies all of its forward-looking statements by these cautionary statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of December 6, 2024, between indie Semiconductor, Inc. and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of 3.50% Convertible Senior Notes due 2029 (included as Exhibit A in Exhibit 4.1).
10.1	Form of Confirmation of Capped Call Transaction.
99.1	Press release dated December 3, 2024, announcing the pricing of the notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

December 6, 2024	By:	/s/ Kanwardev Raja Singh Bal
		Name:	Kanwardev Raja Singh Bal
		Title:	Chief Financial Officer, Executive Vice President & Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)